Filed Pursuant to Rule 497(e)
Registration No. 033-69760

[Delafield Fund, Inc. Logo]	600 Fifth Avenue New York, New York 10020 (212) 830-5220 (800) 221-3079 (Toll Free)
Supplement dated June 23, 2009, to the Prospectus dated April 30, 2009
Asset Transfer of Delafield Fund, Inc.
The Board of Directors of the Delafield Fund, Inc. (the “Delafield Fund”) has approved in principle the transfer of the assets and liabilities of the Delafield Fund into a newly created series (the “New Delafield Fund”) of The Tocqueville Trust, in a tax-free reorganization.
Specifically, the Board approved, subject to their satisfactory completion of the due diligence process, a proposal to transfer all of the assets and liabilities of the Delafield Fund to the newly created New Delafield Fund in exchange for shares of the New Delafield Fund (the “Proposal”). If the Delafield Fund’s shareholders approve the Proposal, they will receive shares of the New Delafield Fund in exchange for their shares of the Delafield Fund on the date of the transfer, after which the Delafield Fund will cease operations. Under the terms of the Proposal, shareholders of the Delafield Fund would become shareholders of the New Delafield Fund. No sales charges or redemption fees would be imposed on the proposed transfer. The Delafield Fund expects to obtain an opinion of counsel that the transaction will not result in any gain or loss to Delafield Fund shareholders for federal income tax purposes.
The Proposal is part of a larger transaction whereby Delafield Asset Management (“DAM”), a division of Reich & Tang Asset Management, LLC (“RTAM”), will join Tocqueville Asset Management L.P. (“TAM”) on or about September 30, 2009. RTAM is the Delafield Fund’s investment adviser and DAM, a division of RTAM, provides the investment management services to the Delafield Fund on behalf of RTAM. RTAM has indicated that it is restructuring its business to focus exclusively on the money market and cash deposit business. Until DAM joins TAM, the Delafield Fund’s current portfolio managers will continue to manage the assets of the Delafield Fund for RTAM. After DAM joins TAM, the portfolio managers of the Delafield Fund will become the portfolio managers of the newly created New Delafield Fund. It is expected that DAM will join TAM after the Proposal is approved by the Delafield Fund’s shareholders. In the event that the Proposal is either rejected or not approved by the date DAM joins TAM, or if DAM does not join TAM for any reason, the Board of Directors of the Delafield Fund will consider other options, including the termination of the Plan of Reorganization and will notify the Delafield Fund shareholders at that time.
Shareholders of the Delafield Fund are scheduled to vote on the Proposal relating to the reorganization of the Delafield Fund at a special meeting of shareholders currently expected to be held on or about September 24, 2009. Delafield Fund shareholders as of the record date should expect to receive a prospectus/proxy statement (which contains important information about fees, expenses and risk considerations) relating to the proposed reorganization of the Delafield Fund. Please read the prospectus/proxy statement carefully before making any investment decisions. The reorganization of the Delafield Fund into the New Delafield Fund is expected to take place as soon as reasonably practicable following approval at the special meeting.

Until the transfer of assets and liabilities of the Delafield Fund to the New Delafield Fund is completed, shares of the Delafield Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Delafield Fund will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.
The Delafield Fund’s shareholders also may continue to redeem their Delafield Fund shares, as described in the Prospectus, before the closing of the proposed transfer.
Note: The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the New Delafield Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to any proposed merger and containing important information about fees, expenses and risk considerations.

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